EXHIBIT 99.01

COMMONWEALTH TELEPHONE ENTERPRISES, INC.         SUBSCRIPTION CERTIFICATE NO.
CUSIP NO. [                               ]      NUMBER OF RIGHTS






      THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE
COMPANY'S PROSPECTUS DATED [                            ], AS SUPPLEMENTED BY
THE COMPANY'S PROSPECTUS SUPPLEMENT DATED [RECORD DATE], (AS SUPPLEMENTED, THE "PROSPECTUS") ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION AGENT AND THE INFORMATION AGENT.

      THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON [INSERT DATE 30 DAYS AFTER RECORD DATE], (AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"), PROVIDED THAT THE EXPIRATION DATE SHALL IN NO EVENT BE LATER THAN [INSERT DATE].

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The Rights represented by this subscription certificate may be exercised by duly completing Form 1; and may be transferred, assigned or exercised or sold through a bank or broker by duly completing Form 2. Rights holders are advised to review the Prospectus and instructions, copies of which are available from the Subscription Agent or the Information Agent, before exercising or selling their Rights.
IMPORTANT: Complete appropriate FORM and, if applicable, delivery instructions, and SIGN on reverse side.
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SUBSCRIPTION PRICE $[     ]  PER SHARE RIGHTS TO PURCHASE SHARES OF COMMON
                             STOCK OF COMMONWEALTH TELEPHONE ENTERPRISES, INC.

      The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto.


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
By________________________________   By____________________________________________   By________________________________
            [Name]                                David McCourt                               Bruce Godfrey
   First Union National Bank            President and Chief Executive Officer         Executive Vice President and Chief
                                     of Commonwealth Telephone Enterprises, Inc.      Financial Officer of Commonwealth
                                                                                        Telephone Enterprises, Inc.
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    THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR
DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF
RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.

    RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

    FORM 1--EXERCISE AND SUBSCRIPTION: The undersigned hereby exercises one or more Rights to subscribe for shares of Common Stock, as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

    (a) Number of shares subscribed for pursuant to the Basic Subscription Privilege (one Right needed to subscribe for each full share): ______________

    (b) Number of shares subscribed for pursuant to the Oversubscription
Privilege: ______________

    (c) Total Subscription Price (total number of shares subscribed for--pursuant to both the Basic Subscription Privilege and the
Oversubscription Privilege--times the Subscription Price of $[       ]):
$______________(1)

--------------------
     (1) If the amount enclosed or transmitted is not sufficient to pay the Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the number of shares to be subscribed for pursuant to the Oversubscription Privilege is not specified and the amount enclosed or transmitted exceeds the Subscription Price for all shares represented by this Subscription Certificate (the "Subscription Excess"), the person subscribing pursuant hereto shall be deemed to have exercised the Oversubscription Privilege to purchase, to the extent available, that number of whole shares of Common Stock equal to the quotient obtained by
dividing the Subscription Excess by $[          ].  Any amount remaining after
such division shall be returned to the subscriber.

METHOD OF PAYMENT (CHECK ONE)

    [ ] CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO "FIRST UNION NATIONAL
BANK"

    [ ] FOR WIRE TRANSFER PLEASE CONTACT FIRST UNION NATIONAL BANK.

    (d) If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by the Subscription Certificate (check only one):

    [ ] DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS TO WHICH I AM ENTITLED.

    [ ] DELIVER A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantees).

    (e) Name of Soliciting Dealer, if any

    [ ] _______________________________________________________

[ ] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s)...........................................

    Window Ticket number (if any)............................................

    Date of Execution of Notice of Guaranteed Delivery.......................

    Name of Institution which Guaranteed Delivery............................

    FORM 2--TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value received, ____________ Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and Social Security Number of transferee in full) (if the transferee is not a bank or broker, your signature must be guaranteed):

    Name_____________________________________________________________________

    Address__________________________________________________________________

    _________________________________________________________________________
                          Social Security Number

    FORM 3--DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock certificates, new Subscription Certificate or cash payment if other than shown on the reverse hereof:

                             Name____________________________________________

                             Address_________________________________________

                             ________________________________________________
                                       (Including Zip Code)

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                                                       IMPORTANT
                                                RIGHTS HOLDER SIGN HERE
                                      AND, IF RIGHTS ARE BEING SOLD OR EXERCISED,
                                             COMPLETE SUBSTITUTE FORM W-9


__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________
                                                  (Signature(s) of Holder(s))

Dated ______________________________,  199__

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate.  If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information.  See Instructions.)


Name(s) __________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________
                                                      (Please Print)

Capacity _________________________________________________________________________________________________________________________

Address __________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________
                                                         (Including Zip Code)

Area Code and
Telephone Number _________________________________________________________________________________________________________________
                                                               (Home)

__________________________________________________________________________________________________________________________________
                                                             (Business)

Tax Identification or
Social Security No. ______________________________________________________________________________________________________________
                                                 (Complete Substitute Form W-9)


                                                   GUARANTEE OF SIGNATURE(S)
                                            Note:  See Section 5(c) of Instructions

Authorized Signature _____________________________________________________________________________________________________________

Name _____________________________________________________________________________________________________________________________

Title ____________________________________________________________________________________________________________________________

Name of Firm _____________________________________________________________________________________________________________________

Address __________________________________________________________________________________________________________________________

Area Code and Telephone Number ___________________________________________________________________________________________________

Dated ____________________________________________,  199__
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